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                                                                 EXHIBIT 99.1

                         SHAREHOLDER VOTING AGREEMENT


     This Shareholder Voting Agreement (this "Agreement") is entered into as of March __, 2001 between ________________, a shareholder (the "Shareholder") of Midcoast Energy Resources, Inc., a Texas corporation (the "Company"), and Enbridge Inc., a ________ corporation (the "Buyer").

     WHEREAS, the Company desires to enter into an Agreement and Plan of Merger dated as of March __, 2001, among the Buyer and Marlin Acquisition, Inc., a Texas corporation and an indirect wholly owned subsidiary of the Buyer ("Sub") (the "Merger Agreement"), providing for the merger of Sub with and into the Company (the "Merger") upon the terms and subject to the conditions set forth in the Merger Agreement;

     WHEREAS, the affirmative vote of the holders of not less than a majority of the issued and outstanding shares of common stock, par value $.01 per share (the "Common Stock"), of the Company is required to approve the Merger;

     WHEREAS, the Shareholder is entering into this Agreement to induce the Buyer and Sub to enter into the Merger Agreement and to consummate the transactions contemplated thereby; and

     WHEREAS, the undersigned desires to agree to vote his shares of Common Stock in favor of the Merger.


                                   AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Representations of Shareholder.  The Shareholder represents that (a)
          ------------------------------
he is the record and beneficial holder of ______ shares of Common Stock (the"Shares"), excluding any of the Common Stock which he has the right to obtain upon the exercise of stock options outstanding on the date hereof, (b) the Shares are free and clear of all liens, charges, encumbrances, voting agreements and commitments of every kind, and (c) this Agreement constitutes a legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the rights of creditors generally and general principles of equity.

     2.   Agreement to Vote Shares.  For so long as this Agreement is in effect,
          ------------------------
at the meeting of the Company's shareholders convened for the shareholders to consider and vote to approve the Merger and the Merger Agreement or at any adjournment thereof (the "Shareholder Meeting"), the Shareholder agrees to vote his Shares, and shall cause any holder of record of his Shares to vote, to approve the Merger, the Merger Agreement and the transactions contemplated by the Merger
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Agreement; provided that Shareholder agrees to vote his Shares, or to cause any holder of record of his Shares to vote, to approve the Merger and the Merger Agreement only if the Merger Agreement presented at the Shareholder Meeting is substantially in the form of the Merger Agreement referenced herein. The Shareholder Agrees not to vote his shares in favor of any other Acquisition Proposal, as such term is defined in the Merger Agreement. The Shareholder agrees to deliver to _____________, the ________ of the Buyer immediately upon the Buyer's request a proxy substantially in the form attached hereto as
Exhibit A, which proxy shall be irrevocable to the extent permitted by
---------
law, with the total number of his Shares correctly indicated thereon.

     3.   Agreement not to Transfer or Encumber Shares. The Shareholder agrees
          --------------------------------------------
that, from the date hereof until this Agreement is terminated in accordance with its terms, he will not, and will not permit any entity controlled by the Shareholder to, (i) contract to sell, sell or otherwise transfer or dispose of any of the Shares or any interest therein or securities convertible thereinto or any voting rights with respect thereto, other than (x) pursuant to the Merger or
(y) with the Buyer's prior written consent, or (ii) encumber any of the Shares.

     4.   Termination.  This Agreement shall terminate upon the earlier to occur
          -----------
of (i) the consummation of the Merger or (ii) the date on which the Merger Agreement is terminated in accordance with its terms.

     5.   Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns and shall not be assignable without the prior written consent of the other parties hereto.

     6.   Entire Agreement.  This Agreement constitutes the entire agreement,
          ----------------
and supersedes all prior agreements or understandings, written or oral, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver or any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

     7.   Shareholder Capacity.  The execution of this Agreement by Shareholder
          --------------------
shall be solely in his capacity as the record and beneficial owner of the Shares held by Shareholder, and Shareholder makes no agreement or understanding herein in his capacity, if any, as a director or officer of the Company.

     8.   Miscellaneous.
          -------------

          8.1 This Agreement shall be governed by, and for all purposes shall be construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

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          8.2  If any term, provision of this Agreement or the application thereof to any circumstance shall be held to be invalid by a court of competent jurisdiction, the remainder of the terms and provisions and the application thereof to any other circumstances shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

          8.3 The Shareholder acknowledges that the Buyer will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Shareholder contained herein. It is accordingly agreed that, in addition to any other remedies that may be available to Buyer upon the breach by the Shareholder of such covenants and agreements, Buyer shall have the right to obtain injunctive relief to restrain any breach or threatened breach of such covenants or agreements or otherwise to obtain specific performance of any of such covenants or agreements.

          8.4 This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

          8.5 All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                    THE BUYER:

                                    Enbridge Inc.


                                    By: _______________________________
                                    Name: _____________________________
                                    Title _____________________________


                                    SHAREHOLDER:


                                    ___________________________________
                                    Name: _____________________________

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                                                                       EXHIBIT A


                                 FORM OF PROXY


     The undersigned, for consideration received, hereby appoints _______________, the _________ of Enbridge Inc., a ________ corporation (the
"Buyer") his proxy, with power of substitution, to vote all shares of common stock of Midcoast Energy Resources, Inc., a Texas corporation (the "Company"), owned by the undersigned at the upcoming Special Meeting of Shareholders of the Company, and at any adjournment thereof, FOR approval and adoption of the transactions contemplated by that certain Agreement and Plan of Merger dated as of March __, 2001 (the "Merger Agreement"), among the Buyer, Marlin Acquisition, Inc., a Texas corporation and an indirect wholly owned subsidiary of the Buyer, and the Company. This proxy is entered into in connection with the Merger Agreement and is coupled with an interest and is irrevocable.


                              Dated: _______________



                                    ________________________________________
                                    (Signature of Shareholder)